UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2014

CNL HEALTHCARE PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54685	27-2876363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On October 28, 2014, CNL Healthcare Properties, Inc. (the “Company”) sent correspondence to registered representatives notifying them of the Company’s engagement of CBRE Capital Advisors, Inc. (“CBRE Cap”), an investment banking firm that specializes in providing real estate financial services, to assist with a valuation of the Company and the estimation of the net asset value per share (“NAV”) of the Company’s common stock as of September 30, 2014. The correspondence details the Company’s plan for implementing a new share price for the Company’s common stock in its current public offering (the “Offering”) if there is a change in the estimated NAV as of September 30, 2014. A copy of the correspondence is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 8.01 Other Events

New Valuation as of September 30, 2014

On June 27, 2014, the valuation committee of the board of directors of the Company, comprised solely of independent directors (the “Valuation Committee”), approved the engagement of CBRE Cap to assist the Valuation Committee in its estimation of the Company’s NAV as of September 30, 2014, in accordance with the recommendations of Practice Guidelines 2013-01, Valuations of Publicly Registered Non-Listed REITs, issued by the Investment Program Association (“IPA”) in April 2013.

Upon the receipt, analysis and consideration of a valuation report from CBRE Cap (the “Valuation Report”) and based on such other factors as the Valuation Committee deems beneficial, the Valuation Committee expects to recommend to the Board an estimated NAV as of September 30, 2014. Additionally, if warranted, the Board and Valuation Committee will approve any necessary change to the (i) offering price per share (“Offering Price”) of the Company’s common stock for the remaining term of the Offering; (ii) price per share under the distribution reinvestment plan; and (iii) price per share under the redemption plan. The Company anticipates announcing the September 30, 2014, estimated NAV and any change in the Offering Price of the Company’s common stock on or about November 4, 2014. In the event of a change in the Offering Price as a result of the new valuation, such change will take effect on the date of the Company’s announcement.

Any subscriptions date-stamped as received by our transfer agent, DST Systems, Inc., after 3:00 p.m. (CST) on November 4, 2014, will be processed at the Company’s new Offering Price. The Company intends to offer investors whose subscription agreements are received by our transfer agent between October 28, 2014, and November 18, 2014, the right to request a rescission of their purchase of shares of our common stock.

The Company believes that a current valuation is helpful to (i) provide existing investors and brokers with an indication of the estimated value of the Company’s shares based on its acquisitions to date and current portfolio of properties; and (ii) furnish potential new investors and broker-dealers with updated information regarding the Company’s performance and assets to facilitate a better understanding of the Company and thereby contribute to the Company’s capital raising efforts under the Offering.

CBRE Group, Inc., (“CBRE”) is a Fortune 500 and S&P 500 company headquartered in Los Angeles, California and one of the world’s largest commercial real estate services and investment firms (in terms of 2013 revenue). CBRE Cap, a FINRA registered broker-dealer and a subsidiary of CBRE, is an investment banking firm that specializes in providing real estate financial services. CBRE Cap and affiliates possess substantial experience in the valuation of assets similar to those owned by the Company and regularly undertake the valuation of securities in connection with public offerings, private placements, business combinations and similar transactions. For the preparation of the Valuation Report, will pay CBRE Cap a customary fee for services of this nature, no part of which was contingent relating to the provision of services or specific findings. We have not engaged CBRE Cap for any other services. During the past three years, certain of our affiliates engaged affiliates of CBRE primarily for various real estate-related services.

In addition, we anticipate that affiliates of CBRE will continue to provide similar real estate-related services in the future. Certain other affiliates have engaged or expect to engage CBRE Cap to serve as their third-party valuation advisor. In addition, the Company may in its discretion engage CBRE Cap to assist our Board in future determinations of the Company’s estimated NAV. We are not affiliated with CBRE, CBRE Cap or any of their affiliates. While we and affiliates of our advisor have engaged and may engage CBRE Cap or its affiliates in the future for commercial real estate services of various kinds, we believe that there are no material conflicts of interest with respect to the Company’s engagement of CBRE Cap.

The Board and the Company’s advisor believe that the addition of CBRE Cap as an industry third-party analyst enhances the Board’s ability to make important decisions impacting the Company’s stockholders. In the ordinary course of business, CBRE, its affiliates, directors and officers may structure and effect transactions for its own account or for the accounts of its customers in commercial real estate assets of the same kind and in the same markets as the Company’s assets.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Correspondence to registered representatives dated October 28, 2014.

Caution Concerning Forward-Looking Statements

The information above contains “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, our actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Some factors that might cause such a difference include, but are not limited to, the following: risks associated with our investment strategy; a worsening economic environment in the U.S. or globally, including financial market fluctuations; risks associated with real estate markets, including declining real estate values; availability of proceeds from our offering of our shares; our failure to obtain, renew or extend necessary financing or to access the debt or equity markets; the use of debt to finance our business activities, including refinancing and interest rate risk and our failure to comply with debt covenants; our ability to identify and close on suitable investments; failure to successfully manage growth or integrate acquired properties and operations; risks related to development projects or acquired property value-add conversions, including construction delays and cost overruns; inability to obtain necessary permits and/or public opposition to these activities; our ability to make necessary improvements to properties on a timely or cost-efficient basis; competition for properties and/or tenants; defaults on or non-renewal of leases by tenants; failure to lease properties on favorable terms or at all; the impact of current and future environmental, zoning and other governmental regulations affecting our properties; the impact of changes in accounting rules; the impact of regulations requiring periodic valuation of the Company on a per share basis; inaccuracies of our accounting estimates; unknown liabilities of acquired properties or liabilities caused by property managers or operators; material adverse actions or omissions by any joint venture partners, if applicable; increases in operating costs and other expenses; uninsured losses or losses in excess of our insurance coverage; the impact of outstanding and/or potential litigation; risks associated with our tax structuring; failure to qualify and maintain our REIT qualification; and our ability to protect our intellectual property and the value of our brand. Given these uncertainties, we caution you not to place undue reliance on such statements. For further information regarding risks and uncertainties associated with our business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of our documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, our annual report on Form 10-K and quarterly reports on Form 10-Q, and our registration statement on Form S-11 and the sticker supplements and amendments thereto, copies of which may be obtained from our website at http://www.cnlhealthcareproperties.com.

We undertake no obligation to publicly release the results of any revisions to these forward looking-statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2014		CNL HEALTHCARE PROPERTIES, INC. a Maryland Corporation

	By:	/s/ Joseph T. Johnson
Joseph T. Johnson Chief Financial Officer, Senior Vice President and Treasurer